UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 20, 2025
Valley National Bancorp

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza,	New York,	New York	10119
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Stock, no par value	VLY	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series C, no par value	VLYPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the previously announced retirement of Thomas A. Iadanza from his position as President of Valley National Bancorp (the “Company”) and Valley National Bank (the “Bank”) effective June 30, 2025, Ira Robbins, the Company’s Chief Executive Officer, will assume the additional role of President of the Company and the Bank effective upon Mr. Iadanza’s retirement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 20, 2025 (the “Meeting”). On the record date of March 24, 2025, there were 560,028,101 shares of the Company’s common stock outstanding. A total of 504,327,113 shares were present or represented by proxy at the Meeting. The Company’s shareholders took the following actions:

Proposal #1 – Voted on the election of 11 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors. The following is a list of directors elected at the Annual Meeting with the number of votes cast “For,” and “Against” each director nominee, as well as the number of abstentions and broker non-votes.

Name	For	Against	Abstained	Broker Non-Votes
Eric P. Edelstein	437,407,771	9,120,903	594,183	57,204,256
Eyal Efrat	441,961,830	4,472,063	688,964	57,204,256
Peter V. Maio	443,382,242	3,082,545	658,070	57,204,256
Kathleen C. Perrott	442,755,992	3,707,691	659,174	57,204,256
Ira Robbins	436,331,806	10,103,254	687,797	57,204,256
Nitzan Sandor	441,048,723	5,385,437	688,697	57,204,256
Suresh L. Sani	435,728,488	10,757,524	636,845	57,204,256
Lisa J. Schultz	441,327,095	5,031,626	764,136	57,204,256
Jennifer W. Steans	441,427,242	5,055,747	639,868	57,204,256
Jeffrey S. Wilks	412,722,780	33,631,784	768,293	57,204,256
Dr. Sidney S. Williams, Jr.	442,268,422	4,093,007	761,428	57,204,256

Proposal #2 – Approved, on an advisory basis, the compensation of the Company’s named executive officers. The number of votes cast “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

Number of Votes
For	432,771,357
Against	12,558,006
Abstained	1,793,494
Broker Non-Votes	57,204,256

Proposal #3 – Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The number of votes cast “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

Number of Votes
For	501,431,320
Against	2,343,411
Abstained	552,382
Broker Non-Votes	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2025	VALLEY NATIONAL BANCORP
	By:	/s/ Gary Michael
Gary Michael
Executive Vice President, General Counsel
and Corporate Secretary